UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2002

Dot Hill Systems Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	13317 (Commission File Number)	13-3460176 (I.R.S. Employer Identification No.)
6305 El Camino Real, Carlsbad, California (Address of principal executive offices)		92009 (Zip Code)

Registrant's telephone number, including area code: (760) 931-5500

Not Applicable.
(Former name or former address, if changed since last report.)

Item 5. Other Events.

        On December 18, 2002, Dot Hill Systems Corp. ("Dot Hill") entered into a Securities Purchase Agreement (the "Purchase Agreement") with Omicron Master Trust, Midsummer Investment, LTD., Cranshire Capital, L.P., and Islandia, L.P. (collectively, the "Purchasers"), pursuant to which Dot Hill issued and sold to the Purchasers an aggregate of 6,000 shares of Dot Hill's Series A Redeemable Convertible Preferred Stock (the "Preferred Stock") and warrants to purchase an aggregate of 369,230 shares of Dot Hill's common stock (the "Warrants"), for an aggregate purchase price of $6,000,000 in a private placement (the "Financing"). The Financing closed, the same day, December 18, 2002, and Dot Hill received gross proceeds of $6,000,000.

        The rights, preferences and privileges of the Preferred Stock are set forth in the Certificate of Designation of Preferences, Rights and Limitations (the "Certificate of Designation") filed with the Delaware Secretary of State. The Warrants are subject to the terms and conditions substantially as set forth in the form of Stock Purchase Warrant attached as Exhibit 4.2.

        In connection with the Financing, Dot Hill entered into a Registration Rights Agreement with the Purchasers pursuant to which Dot Hill agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the shares of Dot Hill's common stock issuable upon conversion of the Preferred Stock, payment of dividends on the Preferred Stock and exercise of the Warrants.

        The Purchase Agreement, Certificate of Designation, form of Stock Purchase Warrant, form of Common Stock Certificate, form of Series A Redeemable Convertible Preferred Stock Certificate and Registration Rights Agreement are attached as Exhibits 10.1, 4.1, 4.2, 4.3, 4.4 and 10.2, respectively, and incorporated herein by reference in their entirety. In addition, the press release issued by Dot Hill on December 18, 2002 announcing the Financing is attached as Exhibit 99.1 and incorporated herein by reference in its entirety.

Item 7. Financial Statements and Exhibits.

4.1	Certificate of Designation of Preferences, Rights and Limitations of Series A Redeemable Convertible Preferred Stock, as filed with the Secretary of State of the State of Delaware on December 18, 2002.
4.2	Form of Stock Purchase Warrant issued to purchasers of Series A Preferred Stock.
4.3	Form of Common Stock Certificate.
4.4	Form of Series A Redeemable Convertible Preferred Stock Certificate.
10.1	Securities Purchase Agreement, dated as of December 18, 2002, by and between Dot Hill Systems Corp. and each of the Purchasers.
10.2	Registration Rights Agreement, dated as of December 18, 2002, by and between Dot Hill Systems Corp. and each of the Purchasers.
99.1	Press release of Dot Hill Systems Corp. dated December 18, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOT HILL SYSTEMS CORP.
	By:	/s/ PRESTON ROMM Preston Romm Chief Financial Officer, Treasurer and Secretary
Date: January 14, 2003

INDEX TO EXHIBITS

4.1	Certificate of Designation of Preferences, Rights and Limitations of Series A Redeemable Convertible Preferred Stock, as filed with the Secretary of State of the State of Delaware on December 18, 2002.
4.2	Form of Stock Purchase Warrant issued to purchasers of Series A Preferred Stock.
4.3	Form of Common Stock Certificate.
4.4	Form of Series A Redeemable Convertible Preferred Stock Certificate.
10.1	Securities Purchase Agreement, dated as of December 18, 2002, by and between Dot Hill Systems Corp. and each of the Purchasers.
10.2	Registration Rights Agreement, dated as of December 18, 2002, by and between Dot Hill Systems Corp. and each of the Purchasers.
99.1	Press release of Dot Hill Systems Corp. dated December 18, 2002.